Supplement to:
Calvert Income Funds Prospectus
(Class A, B, C and Y)
dated January 31, 2015
Calvert Income Funds Prospectus
(Class I)
dated January 31, 2015
Date of Supplement: July 22, 2015
Each Prospectus is hereby amended as follows:
Under “About Sustainable and Socially Responsible Investing – Calvert Signature Strategies® – Investment Selection Process,” delete the first sentence of the third paragraph on page 46 (page 39 of Class I Prospectus) and replace it with the following:
Calvert Bond Portfolio may invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive values.
Under “About Sustainable and Socially Responsible Investing – Calvert Signature Strategies® – Investment Selection Process,” delete the last sentence of the third paragraph on page 46 (page 39 of Class I Prospectus).
Under “About Sustainable and Socially Responsible Investing – Calvert Solution Strategies® (Calvert Green Bond Fund Only) – Investment Selection Process” on page 47 (page 40 of Class I Prospectus), delete the first sentence of the third paragraph and replace it with the following:
The Fund may invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive values.
Under “About Sustainable and Socially Responsible Investing – Calvert Solution Strategies® (Calvert Green Bond Fund Only) – Investment Selection Process” on page 47 (page 40 of Class I Prospectus), delete the last sentence of the third paragraph.